                                                                      EXHIBIT 99

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------

================================================================================


                              Rewriting the book


                                                                    Paula Rosput

                                                                 President & CEO

                                                                   AGL Resources
--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                                Our Performance
================================================================================

                  Relative Stock Price                                                     O & M Cost Per Customer
                         Performance
                                                                                                       $ 165

130.00                                                                                          $ 160
125.00
120.00                                                                                $ 153
115.00
110.00
105.00   [GRAPH APPEARS HERE]                                                                                     $ 140
100.00
 95.00
 90.00
 85.00
 80.00
        -------------------------------------------------------------------           ----------------------------------
        9/99 10/99 11/99 12/99 1/00 2/00 3/00 4/00 5/00 6/00 7/00 8/00 9/00            '97      '98       '99      '00

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Net Capital Cost/New Meter

               Customers Per Employee              718
                                                                                     $1,239        $1,198
                                       564

       504            529
                                                                                                               $758


     --------------------------------------------------------------------------------------------------------------------------
       '97            '98             '99          '00                                 '98           '99        '00

================================================================================

--------------------------------------------------------------------------------
                                Our Performance
================================================================================

                  Relative Stock Price                                                         O & M Cost Per Customer
                      Performance
130.00
125.00
120.00
115.00
110.00                                                                                                   $165
105.00                                      [GRAPH APPEARS HERE]
100.00                                                                                             $160
 95.00                                                                                      $153
 90.00                                                                                                           $140
 85.00
 80.00
       ------------------------------------------------------------------------------       -------------------------
       9/99 10/99  11/99   12/99  1/00  2/00  3/00 4/00  5/00  6/00  7/00  8/00  9/00       '97    '98    '99    '00

---------------------------------------------------------------------------------------------------------------------------

                                                     Is being the best enough?

                     Customers Per Employee                                         Net Capital Cost/New Meter

                                            718
                                                                              $1,239        $1,198
                                564
     504           529

                                                                                                           $758




      -----------------------------------------                               ---------------------------------
      '97          '98         '99          '00                                '98          '99            '00
---------------------------------------------------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                             Management Philosophy
================================================================================

Investment and management focus now on businesses that:

    [X]  extend core competencies

    [X]  are subject to strategic evaluation

    [X]  allow way to manage/direct investment

    [X]  are within market scope

    [X]  Offer clear path to earnings
         ----------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                         Shift in Strategic Direction
================================================================================

  Past                                         Now



                        Propane                 MLP Partner
Ventures     >          GNGS                    Restructure or Exit
                        Utilipro                Restructure or Exit

       Deregulation                                         Telecom
------------------------------------?-------------------------------------------
                                           Core-related ventures > Wholesale Gas

Regulated Utility                                     Expand Core Business > VNG
Operations

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
                      Focusing on the right opportunities
================================================================================


                                                       Operational Excellence

                           Utility Operations    >     Leveraging customer
                                                       growth
     Core
   Business
                                                       Optimize Assets

                             Wholesale Gas       >     Capitalizing on regional
   Underground                                         presence
   Infrastructure
   Development

                                                       Redeploy core skills

                               Telecom           >     Participate in telecom
                                                       through co-construction
--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
================================================================================


                        Transforming Utility Operations



                                                                    Paula Rosput

                                                                       President

                                                       Atlanta Gas Light Company

--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                      Recapturing value of base business
================================================================================


                         Franchise undervalued

                         . "leaking" earnings from lack of financial controls

                         . inefficient operating practices
     [MAP APPEARS HERE]
                         . unpredictable regulatory climate

                         . morale/mindset

--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                      Recapturing value of base business
================================================================================


   TECHNOLOGY                             Dispatch System
   DEPLOYMENT
                                          Mapping

                                          Engineering
    [MAP APPEARS HERE]
                                          Contract Services

                                          Procurement

--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                      Recapturing value of base business
================================================================================

TECHNOLOGY
DEPLOYMENT



PERFORMANCE
MEASUREMENT

  [MAP APPEARS HERE]
--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                      Recapturing value of base business
================================================================================

Competitive bidding reducing cost of service footage

TECHNOLOGY
DEPLOYMENT            $4.00

                      $3.50

PERFORMANCE           $3.00
MEASUREMENT
                      $2.50

                      $2.00
FINANCIAL
DISCIPLINE            $1.50

                      $1.00
  [MAP APPEARS HERE]
                      $0.50

                      $0.00
                              --------------------------------------------------
                              1996        1997       1998       1999      2000

--------------------------------------------------------------------------------

================================================================================
                                   Chapter One
--------------------------------------------------------------------------------
                       Recapturing value of base business
================================================================================

              CapEx reductions improve margins on customer growth

                        $70,000,000

TECHNOLOGY              $60,000,000
DEPLOYMENT
                                          $1,239/meter
                        $50,000,000
PERFORMANCE
MEASUREMENT                                               $1,198/meter
                        $40,000,000

FINANCIAL                                                                     $758/meter
DISCIPLINE              $30,000,000
                                                                                                    [_] Net Capital
                                                                                                        Expenditures
[MAP APPEARS HERE]      $20,000,000
                                                                                                    [_] Customer
                                                                                                        Contributions
                        $10,000,000

                        $         0
                                              FY 98           FY 99             FY 00
                                        48,165 Meters    45,816 Meters        Projected
                                                                            52,000 Meters

--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                      Recapturing value of base business
================================================================================

TECHNOLOGY              Meter Express
DEPLOYMENT
                        . more efficient meter sets

PERFORMANCE             . radical reduction in new customer
MEASUREMENT             CapEx


FINANCIAL
DISCIPLINE

             [MAP APPEARS HERE]
INNOVATION

---------------------------[PICTURE APPEARS HERE]-------------------------------

================================================================================
                                   Chapter One
--------------------------------------------------------------------------------
                       Recapturing value of base business
================================================================================

     What is the encore?

                        . 24-hour calls

                        . soft-off

                        . supply chain management

   [MAP APPEARS HERE]   . community capital-building

                        . on-line servicing and sales

--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                      Recapturing value of base business
================================================================================

     What has emerged?


                    . consistent earnings

                    . improved customer satisfaction

                    . dramatic boosts in productivity

[MAP APPEARS HERE]  . greater pace/focus

                    . lowest industry cost for installs

                    . concentration on core competencies


--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                             Extending the success
================================================================================

Opportunities are:                           AGLC's success came on base
                                             rate half of that at VNG

 . significant

 . near-term

 . actionable


                                                150 Therms

[MAP APPEARS HERE]              Base Rate          $47.69    $ 17.00

                                Customer Charge      9.90       9.05
                                                   ------    -------
                                                   $57.59    $ 26.05

                                                   VNG       AGLC


--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                             Extending the success
================================================================================

Opportunities are:
                                    AGL cost approach
 . significant                     leverages VNG growth

 . near-term

 . actionable

[MAP APPEARS HERE]     O&M Cost / Customer       Net Capital Cost / New Meter

                          $148   $196               $758      $1,600

                         AGL      VNG               AGL         VNG


--------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                             Extending the success
================================================================================

Opportunities are:
                                      VNG yet to capitalize on
 . significant                         growth in non-heating
                                      applications
 . near-term

 . actionable


[MAP APPEARS HERE]               Average Annual Use/
                                  Customer (therms)             880


                                         725


                                         --------------------------
                                         VNG                   AGLC


-------------------------------------------------------------------------------

================================================================================
                                  Chapter One
--------------------------------------------------------------------------------
                 Realizing our real strengths in base business
================================================================================

[X]Right mindset

[X]Management and operational measures

[X]Predictability in rates structures           [MAP APPEARS HERE]

[X]Inherent strengths in market presence

Proven performance in difficult conditions now unleashed on real opportunities

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two

================================================================================

                           A Pipe is Not Just a Pipe

                                                            Telecommunications -

                                                           Conduit, Dark Fiber &
                                                                  Anchor Tenancy

                                                                   Eric Martinez

                                                                  Vice President

                                                                     AGL Network

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                                A Simple Story
================================================================================


                                 We have what
                         telecommunications companies
                                     want


--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                        North American Telecom Industry
================================================================================


                 2000                            2005

   -----------------------------------------------------------------------------
     $252 Billion                               $ 400 Billion
   -----------------------------------------------------------------------------
     Voice and Data Split                       Data = 90%
   -----------------------------------------------------------------------------


 . $ 8 Billion Atlanta Market growing faster than national average . Increasingly important new media and internet center

--------------------------------------------------------------------------------
Source: Multimedia Telecommunications Association (MMTA) Market Forecast Industry Report

================================================================================
                                  Chapter Two

                     Telecom Industry Demand Side Dynamics
================================================================================

                                   North American Traffic Forecast (1996-2005)
                14000

                12000
                                                                                                       Data
                10000                                                                                 Network
                                              [GRAPH APPEARS HERE]                                    Traffic
                 8000                                                                                   100%
                                                                                                        CGR
Terabytes/Day    6000

                 4000

                 2000                                                                                Circuit
                                                                                                     Switched
                    0                                                                                   12%
                         ----------------------------------------------------------------------
                         1996    1997    1998   1999   2000   2001   2002   2003    2004   2005

--------------------------------------------------------------------------------

================================================================================
                                   Chapter Two
--------------------------------------------------------------------------------
                           AGL Networks' Opportunity
================================================================================

End-Users        Local Access and         Fiber-Optic               Local Access and
             Inter-Carrier Facilities      Backbone             Inter-Carrier Facilities
  Big              Congestion                                          Congestion
Buildings

Congestion   Carrier        Carrier         Long Haul          Carrier          Carrier
               POP            POP            Backbone            POP              POP

Campuses

     AGL Metro Access                     No Congestion           AGL Metro Carrier
      Opportunities                         Problems                Opportunities

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                              Telecom Value Chain
================================================================================

Lease or Sell          Install and       Light Fiber and       Full Service
   Retired            Lease Conduit        Sell Basic            Network
Mains and New         and Dark Fiber        Services             Provider
Construction


                                                                 Bellsouth
Fluor Daniel Telecom       MFN               Williams          MCI-WorldCom
Bechtel Telecom          Williams          ICG, Yipes             Qwest
                         Level 3            E-Spire               AT&T
                      360 Networks      Time Warner Telecom      Sprint

--------------------------------------------------------------------------------

================================================================================
                                   Chapter Two
--------------------------------------------------------------------------------
                             AGL Networks' Strategy
================================================================================


                   Leverage our advantage in construction, and
                       existing relationships to enter the
                      telecommunications market within our
                          defined service territories.

 .     Extend core competency in construction     . Focus on markets where we
                                                    have a presence

 .     Leverage existing relationships            . Carriers' Carrier

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                      Picking our spot on the value chain
================================================================================

Lease or Sell          Install and        Light Fiber and       Full Service
   Retired            Lease Conduit         Sell Basic            Network
Mains and New         and Dark Fiber         Services             Provider
 Construction

             AGL Networks

--------------------------------------------------------------------------------

================================================================================
                                   Chapter Two
--------------------------------------------------------------------------------
                               Lines of Business
================================================================================

                                 AGL Networks,
                                     LLC


         Network Provider            Construction          Retiredmain.com
                                       Services


   Conduit           Atlanta                               AGLR        Gas
   Leasing                                                           Companies

    Vault            Macon
   Leasing                                                             Water
                                                                     Companies

   Dark Fiber       Savannah
    Leasing                                                          Municipals
                     Norfolk
--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                                Retiredmain.com
================================================================================

                           [HOME PAGE APPEARS HERE]



        ------------
[LOGO]  RETIRED MAIN
        ------------

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                             Construction services
================================================================================

 .    Sell to telecom companies
      -Permitting
      -Supervision
      -Bidding                               [PICTURE APPEARS HERE]
      -Material Procurement
      -Computer Aided Drafting
      -Managing

 .    Demand driven by CLECs specializing in sales and marketing
 .    Service ramps up when AGLN network is built
      -Spurs off of the rings
      -Services to the building wall




--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                             Atlanta Network Plan
================================================================================


[_]  Network footprint - 103 miles

[_]  Eight 1 1/2-inch conduits and one 864 ribbon fiber

[_]  Anchor tenant before construction                 [MAP APPEARS HERE]

[_]  12 months to completion (estimated)




--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                             Value of the Network
================================================================================


                           Potential Annual Revenue



            40

            35
                                                          Network
            30            [GRAPH APPEARS HERE]          Utilization

            25
                                                            25%
(Millions)  20
                                                            50%
            15
                                                            75%
            10
                                                           100%
            5

            0
--------------------------------------------------------------------------------
          Conduit        Fiber       Conduit/Fiber

--------------------------------------------------------------------------------

================================================================================
                                   Chapter Two
--------------------------------------------------------------------------------
                              Atlanta Network Plan
================================================================================


Nov `00        Dec `00      Q2 FY `01    Q3 FY `01     Q4 FY `01       Q1 FY `02


          Phase I
 . Secure Anchor Tenant(s)
 . Design Network
 . Order Fiber
 . Sell Fiber
 . Permit


                                  Phase II
                           . Begin Construction
                           . Sell Fiber


                                         Go/No Go Fiber

                                                        Conduit Network Complete

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Two
--------------------------------------------------------------------------------
                              Extending the plan
================================================================================



                              [MAP APPEARS HERE]



--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
================================================================================



                      Creating New Business Opportunities



                                      Capturing Value through Asset Optimization

                                                                  Jim Scabaretti

                                                    Vice President, Gas Services

                                                             AGL Energy Services

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                            Opportunity is Knocking
================================================================================

 . AGLR unbundling over last 18 months has prompted fresh look at assets --
   "hidden" midstream assets

 . During same period, dramatic changes in:

   -  Gas price volatility;

   -  Asset availability; and                         [PICTURE APPEARS HERE]

   -  Ability to monetize assets

 Changes open doors to new economic opportunities for those utility managers who can profitably manage commercial business risk.

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                 Realizing Value from the Whole and its Parts
================================================================================

 . Historically, gas utilities viewed as integrated systems that serve customers in a well-defined, geographical market.

 . The utility's assets (the Whole) have seldom been used to fully optimize or "unlock" them to extract their true economic rents (the Parts).

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                              Unlocking the Value
================================================================================

 .  Unlocking the value of each Part or asset

    -  Increasing Off System Sales

    -  Growing our market share in LNG

    -  Optimizing VNG and other assets

 .  Adding strategic assets to our portfolio through:

    -  Acquisition;

    -  Load growth; and

    -  Improved regulatory treatment

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                 Growing #1 market share in LNG peaking assets
================================================================================

Being Proactive
Instead of Inactive

 . Southeast is natural gas peaking asset short so LNG resources are in high demand.

 .  Largest LNG manufacturer in the Southeast:

    -  40% market share;

    -  4 plants; and

    -  7 Bcf of LNG storage.

                      Deliverability vs. Peak Day Demand



                            2.600

                            2.550

                            2.500

                            2.450                 Design Day Forecast

                            2.400                 A GLC Max Deliverability

Billion Cubic Feet per Day  2.350

                            2.300

                            2.250
                                   ------------------------------------
                                   2001    2002    2003    2004    2005

                                         Fiscal Year

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                       Expanding our LNG Peaking Market
================================================================================

Recent developments include:

 . Entered into joint venture marketing and operations arrangement with LNG plant owner in neighboring state with option to purchase plant

 .  Purchased 4 tankers for tanker hauling to municipal utilities

 . Conceptual development of a parking and lending service (e.g., peaking) for Georgia marketers.

----------------------------[PICTURE APPEARS HERE]------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                            VNG Asset Optimization
================================================================================

 A Win-Win Arrangement from every Perspective                 [MAP APPEARS HERE]

 .  Signed letter of intent with Enron North America

    - two-year deal optimizes 100% of VNG's gas supply and interstate capacity assets

    -  Margins shared between VNG's ratepayers and AGL shareholders.

    - First E-NA deal matches AGL core competencies and converts cost center into profit center

    -  AGL & E-NA exploring other opportunities

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                            VNG Asset Optimization
================================================================================

                                                       CNG Transmission
                                                       Transcontinental
                                                       Columbia Gas Transmission
                              [MAP APPEARS HERE]       VNG Joint Use Pipeline
                                                       VNG Lateral
                                                       Virginia Power Lateral
                                                       VNG Service Territory
                                                       VNG Joint Use Customer

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Three
--------------------------------------------------------------------------------
                                 The Next Steps
================================================================================

 .  Goals for FY2001 are quite simple but extremely strategic:

    -  Be Everywhere - Stick with our core strengths but proactively seek
       -------------
       out new opportunities.

    -  Do Deals - Develop a sustained "deal" flow momentum.
       --------

    -  Be First - Be first to market to capitalize on the shortage of peaking
       --------
       assets.

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------

================================================================================


                                                      Again

                            Exceeding Expectations



                                                              Financial Overview

                                                                   Don Weinstein

                                                     Senior Vice President & CFO

                                                                   AGL Resources

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                        Our Commitment, Our Performance
================================================================================


 Restored earnings capacity of base business

 Commitment to shareholder value

 Earn higher multiples by extending proven performance into higher-value activities


                       Relative Stock Price Performance


 120.00

 100.00                 [GRAPH APPEARS HERE]

  80.00
         --------------------------------------
         9/99     12/99    3/00    6/00    9/00

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                       Importance of New Business Model
================================================================================

 [_] Performance in FY00 represents fundamental reshaping of business

 [_] Stage is set for new value proposition

 [_] Strategic business focus designed to propel company to higher multiples

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                         Shift in Strategic Direction
================================================================================

     Past                                        Now

                   Propane                   MLP Partner
Ventures
                   GNGS                      Restructure or Exit

                   Utilipro                  Restructure or Exit

  Deregulation                                                     Telecom
-----------------------------------?--------------------------------------------
                                           Core-related ventures > Wholesale Gas

Regulated Utility Operations                         Expand Core Business  > VNG

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                     Three Clear Paths to Earnings Growth
================================================================================

                                                        Operational Excellence
                              Utility Operations   >
                                                        Integration of VNG
     Core Business

 Underground Infrastructure Development





--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                         Operational Excellence in O&M
================================================================================

Predictable run rates

Further opportunities in FY01

                             Total O & M Expenses

                               ($ in millions)
   $75     71.9

   $70                  66.7
                                    62.7
   $65

   $60
                                                55.5
   $55                                                        53.7

   $50    ---------------------------------------------------------
          Sept 99     Dec-99       Mar-00       Jun-00       Sep-00

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                       Capitalizing on CapEx Excellence
================================================================================

 Lowest industry cost for new meters

 Leveraging value of each new customer in growing markets

               $1,400                                                   60,000
                         $1,239
                                       $1,198
               $1,200                                                   50,000

               $1,000
                                                                        40,000

               $  800                                 $758
                                                                        30,000

Cost Per Meter $  600                                                            # of Meters
                                                                        20,000

               $  400
                                                                        10,000

               $  200

               $    0                                                   0

                           -------------------------------
                           FY98         FY99          FY00


           Net Capital Cost per Meter              Number of Meters

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                        Capital Expenditure Discipline
================================================================================

                                            Fiscal Year
                                            -----------
                                            00      01 Est.
                                        ------      -------
  Utility                               $ 96.5       $ 74.9
  Pipeline Replacement                    49.2         45.0
  Holding Company                         12.1          5.1
                                        ------      -------

     Sub-total                           157.8        125.0
  VNG                                      N/A       $ 22.3
                                        ------      -------
  TOTAL                                 $157.8       $147.3

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                        Extending core strengths to VNG
================================================================================

 [X] Acquisition closed ahead of winter heating season

 [X] Initial workforce reductions completed    [MAP APPEARS HERE]

 [X] Best practices integration underway

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                     Reading the Meter on VNG Opportunities
================================================================================

    O&M Cost / Customer                 Net Capital Cost / New Meter

    $140         $196                      $758          $1,600



    AGL           VNG                       AGL             VNG

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Four
--------------------------------------------------------------------------------
                         Three Clear Paths to Earnings
================================================================================

                                          Utility Operations

Core Business
                                          Wholesale Gas   >   Asset Optimization
Underground Infrastructure Development

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                          Optimizing Midstream Assets
================================================================================

[X] Asset Management

[X] Transport/off-system sales

[X] Participation in peaking market

[X] Acquisitions

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                     Three Clear Paths to Earnings Growth
================================================================================


                               Utility Operations

Core Business
                               Wholesale Gas
Underground Infrastructure
Development
                                                       Anchor tenant provides
                                                       capital
                                  Telecom      >
                                                       AGLR retains upside

--------------------------------------------------------------------------------

================================================================================
                                  Chapter Four
--------------------------------------------------------------------------------
                           Telecom Revenue Potential
================================================================================

                           Potential Annual Revenue
                                                                      Capacity
                                                                     utilization
          40
          35                                                             25%
          30
          25                 [GRAPH APPEARS HERE]                        50%
          20
(Millions)15                                                             75%
          10
           5                                                            100%
           0

               Conduit              Fiber           Conduit/Fiber

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                          The Path to Earnings Growth
================================================================================


$26

$25

$24                                                    . Additional cost savings

$23                                                    . FY01 O&M run rate $132

$22                                                    . Predictable earnings
    AGLC
$21         Operational                                . Performance measures
            Excellence
$20


--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                          The Path to Earnings Growth
================================================================================


$26

$25

$24

$23
             VNG                                      . CapEx - customer growth
$22                     Extend
   AGLC                 Competencies                  . Drive down O&M run rate
$21
        Operational                                   . Continued strong growth
$20     Excellence

--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                          The Path to Earnings Growth
================================================================================

$26

$25

$24
                    Wholesale Gas
$23                                  Optimize Assets
               VNG
$22               Extend                                . Asset management
      AGLC        Competencies
$21                                                     . Acquisition
            Operational
$20         Excellence                                  . Peaking market


--------------------------------------------------------------------------------

================================================================================
                                 Chapter Four
--------------------------------------------------------------------------------
                          The Path to Earnings Growth
================================================================================

$26

$25
                             Telecom
$24
                    Wholesale Gas
$23                                  Optimize Assets    . Exponential returns
               VNG
$22               Extend                                . Speed to market
      AGLC        Competencies
$21                                                     . Atlanta presence
            Operational
$20         Excellence                                  . Repeatable

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                                                                              18

                                 AGL Resources
                                Analyst Seminar
                             November 16-17, 2000

VNG Financials


                                         Three      Three      Three       Three      Three      Three        Three
                                        Months     Months     Months      Months     Months     Months       Months
                                         Ended      Ended      Ended       Ended      Ended      Ended        Ended
(Thousands)                            3/31/00    6/30/00    9/30/00     3/31/99    6/30/99    9/30/99     12/31/99    FY99
--------------------------------------------------------------------   --------------------------------------------
Operating revenues                      94,209     32,869     27,730      84,835     30,641     25,163       62,195   202,834
Cost of sales                           51,078     14,549     13,113      45,017     12,175     10,672       31,554    99,418
                                     -------------------------------   --------------------------------------------  --------
      Operating Margin                  43,131     18,320     14,617      39,818     18,466     14,491       30,641   103,416
                                     -------------------------------   --------------------------------------------  --------
Operating expenses
      Operation and maintenance (1)     11,609     12,020     10,386      10,100     11,549     11,364       12,197    45,210
      Depreciation                       4,071      4,810      4,945       3,203      3,224      3,727        3,909    14,063
      Taxes other than income taxes      3,422      2,157      2,137       3,198      2,162      2,144        2,883    10,387
                                     -------------------------------   --------------------------------------------  --------
         Total operating expenses       19,102     18,987     17,468      16,501     16,935     17,235       18,989    69,660
                                     -------------------------------   --------------------------------------------  --------
Operating Income                        24,029       (667)    (2,851)     23,317      1,531     (2,744)      11,652    33,756
                                     ===============================   ============================================  ========

Capital Expenditures                   $ 6,677    $ 2,989    $ 6,086     $ 1,640    $ 6,251    $ 6,431      $ 7,076  $ 21,398
                                     ===============================   ============================================  ========
Weather (Degree Days)
      Actual                             1,703        256         13       1,682        286          4        1,014     2,986


   (1) Operating and maintenance expenses for three months ended 6/30/99, 9/30/99, and 12/31/99 adjusted for one-time expenses related to Dominion/CNG merger and one-time regulatory asset write-down. Amounts not normalized for weather.